Exhibit 99.3
4Q 2023 Earnings Call 22 November 2023 Exhibit 99.3 (Furnished herewith)

2 John Deere | 4Q 2023 Earnings Call | November 22, 2023 Forward-Looking Statements This earnings call and accompanying materials may include forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “forecast,” “guidance,” “project,” “target,” “outlook,” “prospects,” “expect,” “estimate,” “will,” “goal,” “plan,” “anticipate,” “intend,” “predict,” “believe,” “likely,” “future,” “could,” “may,” or other similar words or phrases, including the negative variations of such words or phrases. Examples of forward-looking statements include, among others, comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of new businesses, anticipated benefits of acquisitions, and other factors that impact the company’s businesses and customers. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, changes in circumstances and other factors that are difficult to predict and many of which are outside of the company’s control causing actual results to differ materially from those projected in these forward-looking statements. Among these factors are risks related to changes in U.S. and international laws and regulations, the political and economic geographies in which we operate, international conflicts, adverse macroeconomic conditions impacting consumer practices, including demand for John Deere products and changes in climate patterns. For a discussion of some of these risks and uncertainties see “Item 1A Risk Factors” in our most recent Annual Report on Form 10-K, as updated by our subsequent filings with the U.S. Securities and Exchange Commission. Investors should refer to and consider the information on risks and uncertainties in addition to the information presented here. All forward-looking statements made in this earnings call and accompanying materials are based only on information currently available and speaks only as of the date on which it is made. You should not place undue reliance on forward-looking statements. The company, except as required by law, undertakes no obligation to update or revise any forward-looking statements whether as a result of new developments or otherwise. This earnings call and accompanying materials may contain non-GAAP financial measures. Non-GAAP measures should be view as a supplement to and not in isolation from or as a substitute for the Company’s GAAP measures of performance and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated. 22

3 John Deere | 4Q 2023 Earnings Call | November 22, 2023 FY 2023 Results ($ millions except where noted) 16% Net Sales and Revenues Net Sales (Equipment Operations) Net Income (attributable to Deere & Company) Diluted EPS ($ per share) 16% 43% 49% $52,577 $61,251 FY 2022 FY 2023 $47,917 $55,565 FY 2022 FY 2023 $23.28 $34.63 FY 2022 FY 2023 $7,131 $10,166 FY 2022 FY 2023 23

4 John Deere | 4Q 2023 Earnings Call | November 22, 2023 4Q 2023 Results ($ millions except where noted) $15,536 $15,412 4Q 2022 4Q 2023 $14,351 $13,801 4Q 2022 4Q 2023 $2,246 $2,369 4Q 2022 4Q 2023 $7.44 $8.26 4Q 2022 4Q 2023 4% Net Sales and Revenues Net Sales (Equipment Operations) Net Income (attributable to Deere & Company) Diluted EPS ($ per share) 1% 5% 11% 24

5 John Deere | 4Q 2023 Earnings Call | November 22, 2023 Production and Precision Ag 4Q 2023 Results $ in millions $7,434 $6,965 4Q 2022 4Q 2023 Net Sales 6% Operating Profit Comparison $1,836 ($622) ($67) $1,740 $729 ($14) $18 $40 ($58) $70 4Q 2022 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 4Q 2023 25

6 John Deere | 4Q 2023 Earnings Call | November 22, 2023 Small Ag and Turf 4Q 2023 Results $ in millions $3,544 $3,094 4Q 2022 4Q 2023 Net Sales 13% Operating Profit Comparison $444 ($189) $8 ($5) $506 $168 $1 ($31) $35 ($49) 4Q 2022 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 4Q 2023 26

7 John Deere | 4Q 2023 Earnings Call | November 22, 2023 Ag and Turf Industry Outlook (in units) – FY 2024 Source: Deere & Company forecast as of 22 November 2023 U.S. and CANADA LARGE AG 10-15% EUROPE AG ~10% SOUTH AMERICA AG (tractors and combines) ~10% U.S. and CANADA SMALL AG and TURF 5-10% ASIA AG Down moderately 27

8 John Deere | 4Q 2023 Earnings Call | November 22, 2023 Production and Precision Ag Business Segment Outlook $ in millions Source: Deere & Company forecast as of 22 November 2023 26.1% FY 2023 FY 2024 Fcst $26,790 FY 2023 FY 2024 Fcst Net Sales Operating Margin 15-20% 23-24% 28

9 John Deere | 4Q 2023 Earnings Call | November 22, 2023 $13,980 FY 2023 FY 2024 Fcst Small Ag and Turf Business Segment Outlook $ in millions Source: Deere & Company forecast as of 22 November 2023 17.7% FY 2023 FY 2024 Fcst Net Sales Operating Margin 10-15% 15-16% 29

10 John Deere | 4Q 2023 Earnings Call | November 22, 2023 Construction and Forestry 4Q 2023 Results $ in millions $3,373 $3,742 4Q 2022 4Q 2023 Net Sales 11% Operating Profit Comparison $516 ($8) $1 ($84) $0 $32 $414 $214 ($28) ($25) 4Q 2022 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 4Q 2023 30

11 John Deere | 4Q 2023 Earnings Call | November 22, 2023 Construction and Forestry Industry Outlook (in units) – FY 2024 Source: Deere & Company forecast as of 22 November 2023 U.S. and CANADA COMPACT CONSTRUCTION EQUIPMENT Flat to down 5% GLOBAL FORESTRY ~10% U.S. and CANADA CONSTRUCTION EQUIPMENT 5-10% GLOBAL ROADBUILDING Flat 31

12 John Deere | 4Q 2023 Earnings Call | November 22, 2023 Construction and Forestry Business Segment Outlook $ in millions Source: Deere & Company forecast as of 22 November 2023 18.2% FY 2023 FY 2024 Fcst $14,795 FY 2023 FY 2024 Fcst Net Sales Operating Margin ~10% 17-18% 32

13 John Deere | 4Q 2023 Earnings Call | November 22, 2023 Financial Services Net Income – Results and Outlook $ in millions Source: Deere & Company forecast as of 22 November 2023 $232 $190 4Q 2022 4Q 2023 Quarter Results Fiscal Year Outlook $619 $770 FY 2023 FY 2024 Fcst ~ 33

14 John Deere | 4Q 2023 Earnings Call | November 22, 2023 Deere & Company Outlook Effective Tax Rate* Net Income (attributable to Deere & Co.) $7.75-8.25B 24-26% FY 2024 FORECAST Net Operating Cash Flow* $8.0-8.5B *Equipment Operations Source: Deere & Company forecast as of 22 November 2023 Research and Development Expenses* Capital Expenditures* Flat to slightly up ~$1.9B 34

15 John Deere | 4Q 2023 Earnings Call | November 22, 2023 Appendix 35

16 John Deere | 4Q 2023 Earnings Call | November 22, 2023 October 2023 Retail Sales (Rolling 3 Months) and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 7% More than the industry 2WD Tractors (40 < 100 PTO hp) 6% More than the industry 2WD Tractors (100+ PTO hp) 3% In line with the industry 4WD Tractors 42% Less than the industry Combines 26% More than the industry Deere Dealer Inventories*** U.S. and Canada Ag 2023 2022 2WD Tractors (100+ PTO hp) 23% 18% Combines 4% 6% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 36

17 John Deere | 4Q 2023 Earnings Call | November 22, 2023 Retail Sales U.S. and Canada Deere* Selected Turf and Utility Equipment Up double digits Construction and Forestry First-in-the-Dirt Settlements High single digit Single digit October 2023 Retail Sales (Rolling 3 Months) Retail Sales Europe Ag Deere* Tractors Single digit Combines Single digit * Based on internal sales reports 37

18 John Deere | 4Q 2023 Earnings Call | November 22, 2023 Deere Use-of-Cash Priorities SHARE REPURCHASE Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms (reflects the strategic nature of our financial services operation) Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met COMMITTED TO “A” RATING FUND OPERATING & GROWTH NEEDS COMMON STOCK DIVIDEND CASH FROM OPERATIONS 38

19 John Deere | 4Q 2023 Earnings Call | November 22, 2023 Deere & Company’s 1Q 2024 earnings call is scheduled for 9:00 a.m. Central Time on Thursday, 15 February 2024. 39

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